UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

_________________________________________

Date of Report (Date of earliest event reported)     March 2, 2007

VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT	06511
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(203) 498-4210

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On March 2, 2007, Vion Pharmaceuticals, Inc. (the ‘‘Registrant’’) issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2006.  A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 2.02 of Form 8-K and is attached hereto as Exhibit 99.1.

Following the release, on March 5, 2007, the Registrant held a conference call hosted by Alan Kessman, its Chief Executive Officer, Howard Johnson, its President and Chief Financial Officer, Ann Cahill, its Vice President Clinical Development, Aileen Ryan, its Vice President Regulatory Affairs, and Meghan Fitzgerald, its Vice President and Chief Business Officer.  The transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number

Description

99.1

Press release dated March 2, 2007.

99.2

Transcript of conference call held on March 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.

Date:  March 6, 2007

By:

/s/ Howard B. Johnson

Name: Howard B. Johnson

Title:

President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated March 2, 2007.

99.2

Transcript of conference call held on March 5, 2007.